UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  March 19, 2019
(Earliest Event Date requiring this Report:  March 19, 2019

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

431 Fairway Drive, Suite 200
Deerfield Beach, Florida 33441
(Address of principal executive offices)

(954) 570-8889, ext. 313
(Registrant's telephone number, including area code)

Item 2.02.    Results of Operations and Financial Condition.

On March 19, 2019, Capstone Companies, Inc., a Florida corporation, (the "Company"), issued a press release announcing an upcoming webcast and conference call to discuss the operating and financial results for the fiscal year ended December 31, 2018.  The Company anticipates filing its Annual Report on Form 10-K for the fiscal year ended on December 31, 2018, with the Commission on Monday, April 1, 2019.

The webcast and conference call will be held on Tuesday, April 2, 2019, at 10:30 a.m., Eastern Standard Time. The telephone number for the webcast/conference call is (201) 689-8562 and the Internet webcast link is available at: www.capstonecompaniesinc.com

A copy of the March 19, 2019 press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. A transcript of the April 2, 2019 webcast and conference call together with any such materials referenced during the webcast and conference call shall be filed as Exhibit 99.2 to an Amendment Number One to this Current Report on Form 8-K.

Item 7.01.    Regulation FD Disclosure

As disclosed above in Item 2.02, the Company will hold a webcast and conference call at 10:30 a.m., Eastern Standard Time, on Tuesday, April 2, 2019, to discuss operating and financial results for the fiscal year ended December 31, 2018.
A telephonic replay will be available from 1:30 p.m. ET the day of the call until April 9, 2019.  To listen to the archived call, dial (412) 317-6671 and enter conference ID number 13686341.

The information discussed under Item 2.02 above and this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The contents of any URL's referenced in the press release are not incorporated into this Current Report on Form 8-K or any other filings by the Company with the Commission.

ITEM 9.01.    Financial Statements and Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.1	Press Release by Capstone Companies, Inc. re: financial and operating results for fiscal year ending December 31, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By: /s/ James G. McClinton
James G. McClinton, Chief Executive Officer
Dated: March 19, 2019